John Hancock
U.S. Global Leaders Growth Fund
Quarterly portfolio holdings 1/31/2021

Fund’s investments
As of 1-31-21 (unaudited)
	Shares	Value
Common stocks 96.7%		$2,141,846,450
(Cost $1,291,364,755)
Communication services 11.7%		258,060,810
Entertainment 2.5%
The Walt Disney Company (A)	330,574	55,592,630
Interactive media and services 9.2%
Alphabet, Inc., Class C (A)	43,137	79,188,316
Facebook, Inc., Class A (A)	319,292	82,482,702
Match Group, Inc. (A)	291,700	40,797,162
Consumer discretionary 12.1%		268,589,238
Hotels, restaurants and leisure 3.8%
Yum! Brands, Inc.	829,857	84,222,186
Internet and direct marketing retail 4.9%
Amazon.com, Inc. (A)	34,092	109,305,770
Textiles, apparel and luxury goods 3.4%
NIKE, Inc., Class B	561,878	75,061,282
Financials 4.4%		98,505,397
Capital markets 2.5%
MSCI, Inc.	140,685	55,612,781
Consumer finance 1.9%
American Express Company	368,937	42,892,616
Health care 22.7%		502,603,896
Biotechnology 2.5%
Regeneron Pharmaceuticals, Inc. (A)	110,562	55,705,558
Health care equipment and supplies 10.3%
Abbott Laboratories	829,389	102,504,187
Danaher Corp.	296,850	70,602,804
Intuitive Surgical, Inc. (A)	73,993	55,320,127
Health care providers and services 4.4%
UnitedHealth Group, Inc.	292,024	97,413,366
Life sciences tools and services 5.5%
Illumina, Inc. (A)	114,924	49,008,191
Thermo Fisher Scientific, Inc.	141,357	72,049,663
Industrials 6.5%		143,219,862
Professional services 3.1%
IHS Markit, Ltd.	796,123	69,326,391
Road and rail 3.4%
Union Pacific Corp.	374,201	73,893,471
Information technology 30.4%		674,031,434
IT services 11.8%
FleetCor Technologies, Inc. (A)	332,818	80,791,570
PayPal Holdings, Inc. (A)	326,904	76,596,876
Visa, Inc., Class A	537,288	103,830,906
Software 18.6%
Autodesk, Inc. (A)	274,944	76,277,714
Intuit, Inc.	150,253	54,275,891
Microsoft Corp.	490,100	113,683,596
salesforce.com, Inc. (A)	390,637	88,112,082
2	JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND | QUARTERLY REPORT	SEE NOTES TO FUND'S INVESTMENTS

	Shares	Value
Information technology (continued)
Software (continued)
Workday, Inc., Class A (A)	353,636	$80,462,799
Materials 5.7%		126,874,815
Chemicals 2.4%
Linde PLC	220,811	54,187,019
Containers and packaging 3.3%
Ball Corp.	825,810	72,687,796
Real estate 3.2%		69,960,998
Equity real estate investment trusts 3.2%
Equinix, Inc.	94,547	69,960,998

	Yield (%)	Shares	Value
Short-term investments 3.3%			$72,362,622
(Cost $72,362,622)
Short-term funds 3.3%			72,362,622
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.0300(B)	72,362,622	72,362,622

Total investments (Cost $1,363,727,377) 100.0%	$2,214,209,072
Other assets and liabilities, net (0.0%)	(672,348)
Total net assets 100.0%	$2,213,536,724

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 1-31-21.
SEE NOTES TO FUND'S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND	3

Notes to Fund's investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of January 31, 2021, all investments are categorized as Level 1 under the hierarchy described above.
For additional information on the fund's significant accounting policies and risks, please refer to the fund's most recent semiannual or annual shareholder report and prospectus.
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